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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------

        Date of report (Date of earliest event reported): AUGUST 31, 2007

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        WEST VIRGINIA                0-30665                  55-0773918
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 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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                            SECTION 8 -- OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

         As explained in the attached press release, the Board of Directors of CNB Financial Services, Inc., the one-bank holding company for CNB Bank, Inc., has authorized management to repurchase up to 45,804 shares of the Corporation's common stock. The stock will be purchased in the open market and/or by privately negotiated transactions as management and the Board of Directors determine prudent.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                99             Press Release





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CNB FINANCIAL SERVICES, INC.


                                       By:  /s/ Thomas F. Rokisky
                                            ---------------------------------
                                            Thomas F. Rokisky
                                            President/CEO


Date:  August 31, 2007




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